Management Presentation May 2015

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 49 quarters (1) – LTM 1Q15 Adjusted EBITDA $347mm (2) – LTM 1Q15 Return on Capital 25.8%(2)  Strong balance sheet – Rated BB- and Ba3(3) – Debt/adjusted EBITDAR 1.9x(2) – $120mm in share repurchases LTM 1Q15 • $38 mm in remaining share repurchase authority as of 3/31/15 – Recurring quarterly cash dividend of $0.25 per share  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB- by Standard & Poor’s

Advantages over the typical carrier 4  Leisure customer – Will travel in all economic conditions – Vacations are valued – price dependent  Small/medium cities – Filling a large void – Increasing opportunity - industry restructuring – Diversity of network - minimizes competition  Flexibility – Adjust rapidly to changing macro (fuel/economy) – Changes in supply - immediate impact on price – Minimize threat of irrational behavior from others  Low cost fleet – Match capacity to demand, highly variable – Low capital needs, higher free cash flow – Can grow and return cash to shareholders Built to be different Leisure customer Underserved markets Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Measured, profitable growth 5 195 226 233 247 175 200 225 250 2012 2013 2014 1Q15 Routes 6.95 7.89 8.69 8.82 6.00 7.00 8.00 9.00 2012 2013 2014 LTM 1Q15 A S M s - b ill io n s Scheduled ASMs $909 $996 $1,137 $1,164 $800 $900 $1,000 $1,100 $1,200 2012 2013 2014 LTM 1Q15 U S D - m m Total revenue 63 66 70 73 60 70 2012 2013 2014 1Q15 Aircraft Aircraft number and routes are end of period

A very large niche Based on current published schedule through November 3, 2015 272 routes, 82 operating aircraft 89 small cities, 16 leisure destinations 6 Yellow dots – leisure destinations Blue dots – origination cities Large dots - bases

Little competition 33 239 Routes w competition Routes wo competition Current competitive landscape Uniquely built to profitably operate in underserved markets 7 Competitors – overlapping routes Legacy carriers 33 Brand / lower cost carriers 4 ULCC carriers 2 Based on current published schedule through Nov 3, 2015, announcements and cancellations as of April 17, 2015 Legacy carriers – American, Delta, Southwest, United. Brand / lower cost carriers – Alaska, Hawaiian, JetBlue ULCC carriers – Frontier, Spirit

Consolidation a catalyst US domestic seats 2007 vs 2014 by airport size 8 0 100 200 300 400 500 600 700 2007 2014 S e a ts - millio n s Large hubs 0 50 100 150 200 250 2007 2014 S e a ts - m ill io n s Medium hubs 0 20 40 60 80 100 2007 2014 S e a ts - millio n s Small hubs Hub classification by 2013 enplanements Large = Over 1.0% Medium = Between 0.25% and 1.0% Small = Between 0.05% and 0.25% 2007 seats - DOT T100 data for CY2007 (Diio T100 Summary by Originating Airport) 2014 seats - Diio Scheduled Level of Ops Report- 1/1/14-12/31/14

Low frequency model 9 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2012 2013 2014 2015E Avg. block hours/AC/day 1 - Peak = peak is defined as 2/13-4/9, 6/5-8/13, 11/20-12/3, 12/18-12/31. Remaining is off peak 2 – Scheduled aircraft are end of year 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2012 2013 2014 2015E Sched AC 2 58 65 70 82

2Q15 TRASM components

- Guided (10) to (8)%
- Non demand related factors
  - Moving to a credit card surcharge ~(2)%
  - September 11 fee increase ~(1.5)%
- Reaction to low oil prices
  - Increase utilization through off peak flying
    - +40% YoY increase in 2Q15 off peak departures
  - Increase in new flying
    - ~11% of 2Q15 ASMs in markets open less than 6 months

allegiant™ Travel is our deal.

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Lower oil playbook 11 4Q 2008 1Q 2009 2Q 2009 Fuel cost YoY (21.5)% (49.1)% (52.9)% TRASM YoY 24.0% 2.0% (11.8)% Sched ASMs YoY (6.1)% 8.5% 30.3% EPS YoY 285.7% 194.0% 817.8% 4Q 2014 1Q 2015 2Q 2015E Fuel cost YoY (19.7)% (39.6)% TRASM YoY 2.6% 0.0% (10) To (8)% Sched ASMs YoY 10.5% 5.6% 16 to 20% EPS YoY 94.7% 100.6% 4Q 2014 EPS excludes $43m Boeing 757 writedown

Low costs even with low utilization 7.6 JBLU 5.8 SAVE 7.4 ALK 6.7 ALGT 5.9 ALGT 2015 guided 5.0 5.5 6.0 6.5 7.0 7.5 8.0 5 6 7 8 9 10 11 12 13 14 CA S M e x f u e l (ce n ts ) Average daily utilization - LTM CASM ex fuel vs daily utilization 12 As of LTM 1Q15, ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit ALGT 2015 – midpoint of 2015 guided range for CASM ex fuel of (13) to (10)%

Airbus growth will help improve fuel burn 13 25.0% 30.0% 35.0% 40.0% 45.0% 2011 2012 2013 2014 LTM 1Q15 Fuel expense/total revenue 1 - As of LTM 1Q15  Fuel has greatest leverage to earnings – Fuel ~ 37% of total operating expense(1) – Airbus aircraft flew 24% of LTM 1Q15 scheduled block hours 62.0 63.0 64.0 65.0 66.0 67.0 68.0 69.0 70.0 2012 2013 2014 LTM 1Q15 Historical ASMs/gallon 1,080 1,006 773 730 700 800 900 1,000 1,100 757 MD-80 A320 A319 Gallons/block hour(1) System fuel cost $3.07 $3.18 $3.20 $3.01 $2.66

Airbus utilization  Airbus aircraft allows previously marginal flying to be profitable – Longer routes (Bismarck, ND to Orlando) – Off-peak day flying (Columbus, OH to St. Pete Wed/Sat 2x weekly) – Off-peak season flying (Syracuse, NY to St. Pete in September) – Previously canceled markets (Ft. Wayne, IN to Phoenix) 14 LTM 1Q15 Utilization by A/C type Peak Off-Peak Average Airbus 10.3 5.7 8.3 Non-Airbus 7.1 1.9 4.9 All Aircraft 7.6 2.5 5.4 Utilization is block hours per aircraft per day

Airbus fleet growth 15 Actual and projected fleet count of in service aircraft (based on signed contracts only) – end of period Total fleet includes A320, A319, MD-80 and Boeing 757 Total fleet count reflects assumptions of current market expectations, aircraft retirements, and is subject to change  Continuously evaluate potential aircraft transactions and seek to acquire additional aircraft opportunistically A320 15 15 19 19 A319 10 17 18 30 Total fleet 82 86 87 99 20% 30% 40% 50% 60% 2015E 2016E 2017E 2018E Airbus as a % of total fleet

Financial growth without sacrificing margin 20.9% 22.5% 25.0% 29.7% 19.0% 21.0% 23.0% 25.0% 27.0% 29.0% 31.0% 2012 2013 2014 LTM 1Q15 Adjusted EBITDA margin 16 $190 $224 $285 $346 $448 $446 $150 $200 $250 $300 $350 $400 $450 $500 2012 2013 2014 LTM 1Q15 2015 consensus 2016 consensus U S D - m m Adjusted EBITDA 14.6% 15.5% 17.6% 21.6% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 2012 2013 2014 LTM 1Q15 Adjusted Operating margin $4.06 $4.82 $6.37 $8.20 $11.75 $11.76 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 2012 2013 2014 LTM 1Q15 2015 consensus 2016 consensus Adjusted EPS Consensus - as of 5/5/15, First Call. EPS consensus reflects 13 analysts, EBITDA consensus reflects 10 analysts Adjusted amounts - see GAAP reconciliation and other calculations in Appendix

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $ 1 0 3 .4 $ 1 8 7 .0 $ 3 2 6 .1 $ 3 8 0 .8 $14.9 $14.9 $53.5 $53.5 $95.3 $ 1 4 3 .4 -$50 $50 $150 $250 $350 $450 $550 2007 2008 2009 2010 2011 2012 2013 2014 2015 $ m m Share repurchases Dividends 17 $524m returned to shareholders since 2007 $38m remaining in share repurchase authority* *- As per announcement on April 22, 2015 **-Diluted share count in 2007 20.5m, share count 2014 17.8 m 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015 2014 includes $42m returned through a special dividend declared in 2013 and paid in January 2014 Reduced diluted share count by 13% since 2007** Announced $0.25 per share quarterly cash dividend

 2Q15 TRASM (10) to (8)%  2Q15 CASM ex fuel 0 to 2%  FY15 CASM ex fuel (13) to (10)%  2Q15 Fixed fee + other revenue $9mm to $11mm  FY15 CAPEX ~$260mm 2nd Quarter 2015 3rd Quarter 2015 Full year 2015 System departures 16 to 20% 23 to 27% System ASMs 16 to 20% 21 to 25% 15 to 18% Scheduled departures 16 to 20% 23 to 27% Scheduled ASMs 16 to 20% 21 to 25% 15 to 18% Existing guidance 18 Guidance subject to change

Appendix

GAAP reconciliation Adjustment for special item 20 LTM 1Q15 2014 $mm – except per share amounts Net income as reported 117.3 86.7 + Add provision for income taxes, as reported 67.1 50.8 Income before income taxes as reported 184.2 137.1 + Other expense 24.0 20.2 Operating income 208.2 157.3 + Boeing 757 fleet write down 43.3 43.3 Adjusted operating income 251.5 200.6 - Other expense 24.0 20.2 Adjusted pre-tax income 227.5 180.4 - Provision for income tax 82.8 66.8 Adjusted net income 144.7 113.6 + Net loss attributable to noncontrolling interest (0.3) (0.4) Adjusted net income attributable to Allegiant Travel Co 144.4 113.2 Diluted shares (millions) 17.6 17.8 Earnings per share as adjusted for special item $8.20 $6.37 Total revenue 1,163.8 1,137.0 Adjusted operating margin 21.6% 17.6% Adjusted EBITDA margin 29.8% 25.2%

GAAP reconciliation EBITDA calculations 21 $mm LTM 1Q15 2014 2013 2012 Net Income 117.3 86.7 92.3 78.6 +Total comprehensive income (loss) 5.3 2.3 .6 (.4) +Provision for Income Taxes 67.1 50.8 54.9 46.2 +Other Expenses 1 24.2 20.4 8.5 7.8 +Depreciation and Amortization 89.3 83.4 69.3 57.5 =EBITDA 303.2 243.6 225.6 189.7 + Write down of Boeing 757 fleet 43.3 43.3 =Adjusted EBITDA 346.5 286.9 + Aircraft lease rental 7.2 15.9 9.2 0 =Adjusted EBITDAR 353.7 302.8 234.8 189.7 Total debt 617.3 593.1 234.3 150.9 +7 x annual rent 50.4 111.3 64.6 0 Adjusted total debt 667.7 704.4 298.9 150.9 =Adjusted Debt to Adjusted EBITDAR 1.9x 2.3x 1.3x 0.8x Average # of in service aircraft in period 70 69 63 60 =Adjusted EBITDA per aircraft 5.0 4.2 3.6 3.2 Interest expense 24.9 21.2 9.5 8.7 = Adjusted interest coverage 13.9x 14.3x 24.7x 21.8x 1- Ex unconsolidated affiliate earnings

GAAP reconciliation Return on equity 22 $mm LTM 1Q15 2014 2013 2012 2011 Adjusted net Income 144.7 113.6 92.3 78.6 49.4 Mar 2015 Mar 2014 Dec 2014 Dec 2013 Dec 2012 Dec 2011 Total shareholders equity 303.6 342.9 294.1 377.3 401.7 351.5 Return on equity 45% 34% 24% 21% 15% ROE = Net income / Avg shareholders equity Adjusted net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Return on capital employed calculation $mm LTM 1Q15 2014 2013 2012 2011 + Adjusted net income 144.7 113.6 92.3 78.6 49.4 + Income tax 82.8 66.8 54.9 46.2 30.1 + Interest expense 24.9 21.2 9.5 8.7 7.2 - Interest income 0.7 0.8 1.0 1.0 1.2 251.4 200.4 155.7 132.5 85.5 + Interest income 0.7 0.8 1.0 1.0 1.2 Tax rate 36.4% 37.1% 37.4% 37.1% 37.9% Numerator 160.3 126.6 98.1 84.0 53.9 Total assets prior year 904.2 926.9 798.2 706.7 501.3 - Current liabilities prior year 303.0 287.5 210.7 177.6 166.6 + ST debt of prior year 20.4 20.2 11.6 8.0 16.5 Denominator 621.6 659.6 599.3 537.1 351.2 = Return on capital employed 25.8% 19.2% 16.4% 15.6% 15.3% 23 Adjusted net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Free cash flow calculations 24 $mm LTM 1Q15 2014 2013 2012 2011 Cash from operations 327.4 271.7 196.9 176.8 129.9 - Cash CAPEX 332.5 279.4 177.5 105.1 88.0 = Free cash flow (5.1) (7.7) 19.4 71.7 41.9 LTM 1Q15 and 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisitions closed in June 2014

GAAP reconciliation Net debt 25 $mm Mar 2015 Dec 2014 Dec 2013 Dec 2012 Dec 2011 Current maturities of long term debt 60.8 53.8 20.2 11.6 7.9 Long term debt, net of current maturities 556.5 539.3 214.1 139.2 138.2 Total debt 617.3 593.1 234.3 150.8 146.1 Cash and cash equivalents 107.1 89.6 97.7 89.6 150.7 Short term investments 295.4 269.8 253.4 239.1 154.8 Long term investments 35.5 57.4 36.0 24.0 14.0 Total cash 438.0 416.8 387.1 352.7 319.5 = Net debt $179.3 $176.3 ($152.8) ($201.9) ($173.4) End of period

Revenue components 26 $88.90 $91.69 $91.30 $88.95 $85 $90 $95 2012 2013 2014 LTM 1Q15 Average fare - scheduled service $5.48 $5.21 $4.56 $4.48 $4.00 $4.50 $5.00 $5.50 $6.00 2012 2013 2014 LTM 1Q15 Average fare - ancillary third party products $35.72 $40.52 $41.37 $42.86 $30.00 $35.00 $40.00 $45.00 2012 2013 2014 LTM 1Q15 Average fare - ancillary air-related charges $130 $137 $137 $136 $125 $130 $135 $140 2012 2013 2014 LTM 1Q15 Average fare - total All revenue is revenue per scheduled passenger

LTM 1Q15 cost per passenger Low cost drivers $42 $38 $43 $54 $12 $17 $11 $14 $11 $5 $9 $13 $25 $22 $50 $41 $21 $23 $30 $38 ALGT SAVE LUV JBLU 27 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers ALGT other excludes $43m Boeing 757 fleet write down Other Aircraft $65 $63 $81 $46 $80 $79 Ex fuel cost = $69 Fuel cost = $42 Total Allegiant = $111 Ex fuel cost = $100 Fuel cost = $43 Total Southwest = $143 Ex fuel cost = $106 Fuel cost = $54 Total JetBlue = $160 $60 $45 Ex fuel cost = $67 Fuel cost = $38 Total Spirit = $105 Fuel Ownership Maintenance Other Labor

Credit metrics 15.6% 16.4% 19.2% 25.8% 10.7% 5% 15% 25% 2012 2013 2014 LTM 1Q15 LUV LTM 1Q15 28 Return on capital employed 21.0% 24.0% 34.0% 45.0% 20.4% 10% 20% 30% 40% 50% 2012 2013 2014 LTM 1Q15 LUV LTM 1Q15 Return on equity 21.9 x 23.7 x 14.3 x 13.9 x 26.0 x 10 15 20 25 30 2012 2013 2014 LTM 1Q15 LUV LTM 1Q15 Interest coverage 0.8 x 1.3 x 2.3 x 1.9 x 1.3 x 0 1 2 3 2012 2013 2014 LTM 1Q15 LUV LTM 1Q15 Debt / Adjusted EBITDAR LUV = Southwest Airlines, based on published information Please see GAAP reconciliation table in appendix for calculation

Strong cash generation $190 $225 $287 $347 $150 $200 $250 $300 $350 $400 2012 2013 2014 LTM 1Q15 $ m m 29 Adjusted EBITDA $3.2 $3.6 $4.2 $5.0 $3.0 $3.5 $4.0 $4.5 $5.0 2012 2013 2014 LTM 1Q15 $ m m Adj EBITDA per AC Free cash flow $72 $19 -$8 -$5 -$25 $0 $25 $50 $75 $100 2012 2013 2014 LTM 1Q15 $ m m ($202) ($153) $176 $179 -$225 -$150 -$75 $0 $75 $150 $225 2012 2013 2014 LTM 1Q15 $ m m Net debt See reconciliation tables Net debt is end of period EBITDA per AC is referring to average number of aircraft in service

Sources/uses of cash $105 $178 $279 $333 $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 LTM 1Q15 $ m m 30 CAPEX $9.3 $22.7 $168.8 $177.1 $0.0 $50.0 $100.0 $150.0 $200.0 2012 2013 2014 LTM 1Q15 $ m m Debt payments Cash from operations $177 $197 $272 $327 $0 $150 $300 $450 2012 2013 2014 LTM 1Q15 $ m m $44 $84 $181 $168 $0 $50 $100 $150 $200 2012 2013 2014 LTM 1Q15 $ m m Returning cash to shareholders 2014 CAPEX is cash CAPEX and does not include $142m in assumed debt included in the $236.1m SPC Aircraft Acquisition closed in June 2014

Capitalization structure Actual 3/31/15 (MM USD) Debt to LTM Adj EBITDAR Rate Maturity Unrestricted cash 438.0 LTM Adjusted EBITDAR 353.4 Secured by AC 36.0 L + 2.95% Apr 2018 Secured by AC 126.9 L + 3.08% May 2018 Secured by AC 32.7 L + 2.95% May 2018 Secured by AC 34.6 L + 3.99% Oct 2018 Secured by real estate 9.6 2.86% Oct 2018 Secured by AC 40.1 L + 2.46% Nov 2019 Secured by real estate 7.5 2.86% Mar 2020 Secured by AC 30.0 L + 1.70% Mar 2020 Total secured debt 317.4 0.9x Senior notes 300 5.5% Jul 2019 Total debt 617.4 1.7x 7x LTM aircraft rent 50.6 Adjusted debt 668.0 1.9x 31